EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following document of Navistar International Corporation ("the Corporation") and its principal subsidiary, Navistar, Inc., is filed herewith:
10.99
Stipulation and Agreement of Settlement with certain named plaintiffs in the putative class action lawsuits pending in the United States that were previously consolidated in the United States District Court for the Northern District of Illinois (the “Court”) as In re Navistar MaxxForce Engines Marketing, Sales Practices and Products Liability Litigation, Case No. 1:14-cv-10318.

The following documents of Navistar Financial Corporation, Navistar Financial, S.A. de C.V. and Sociedad Financiera De Objeto Multiple, Entidad Regulada, indirect subsidiaries of Navistar International Corporation, and Navistar Financial Dealer Note Master Owner Trust II, an affiliated trust of the Corporation, are incorporated herein by reference:

10.100
Amendment No. 4, dated as of May 23, 2019, by and among Navistar Financial Corporation and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad Regulada, a Mexican corporation, as borrowers, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on May 28, 2019. Commission File No. 001-09618.

10.101
Series 2019-1 Indenture Supplement to the Indenture, dated as of June 19, 2019, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee.  Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on June 20, 2019. Commission File No. 001-09618.

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